                                                                      EXHIBIT 21

                     SUBSIDIARIES OF DOLE FOOD COMPANY, INC.

     There are no parents of the Registrant.

     Registrant's consolidated subsidiaries are shown below together with the percentage of voting securities owned and the state or jurisdiction of organization of each subsidiary. The names have been omitted for subsidiaries which, if considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary. Subsidiaries of subsidiaries are indented in the following table:

                                                                                   Percent of
                                                                                   Outstanding
                                                                                Voting Securities
                                                                                   Owned as of
Subsidiaries of Registrant                                                       January 1, 2000
--------------------------                                                      -----------------
Baltime Securities Corp.                                                                100%
         (Nevada)

         Transtrading Overseas Limited                                                   50%
                  (Bahamas)

Dole Bakersfield, Inc.                                                                  100%
         (California)

Dole Holdings, Inc. (fka Castle & Cooke Fresh Fruit Company)                            100%
         (Nevada)

         Dole Fresh Flowers, Inc.                                                       100%
                  (Delaware)

         Dole Citrus                                                                    100%
                  (California)

         Dole Fresh Fruit Company                                                       100%
                  (Nevada)

                  Standard Fruit Company                                                100%
                           (Delaware)


                                                                                   Percent of
                                                                                   Outstanding
                                                                                Voting Securities
                                                                                   Owned as of
Subsidiaries of Registrant                                                       January 1, 2000
--------------------------                                                      -----------------
Dole Holdings, Inc. (cont'd.)


                           Cerveceria Hondurena, S.A.                                    67%
                                    (Honduras)

Castle & Cooke Worldwide Limited                                                        100%
         (Hong Kong)

         Dole Chile S.A.                                                                 49%
                  (Chile)

         Dole Fresh Fruit International, Limited                                        100%
                  (Liberia)

                  Cerveceria Hondurena, S.A.                                             26%
                           (Honduras)

                  Inversiones y Valores Montecristo, S.A.                               100%
                           (Honduras)

         Solvest, Ltd.                                                                  100%
                  (Bermuda)

                  Dole Chile S.A                                                         47%
                           (Chile)

                  Transtrading Overseas Limited                                          50%
                           (Bahamas)

                           Activades Agricolas S.A.                                     100%
                                    (Ecuador)

                                    Union de Bananeros Ecuatorianos S.A.                 50%
                                              (Ecuador)

                           Productos del Litoral S.A.                                   100%
                                    (Ecuador)


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

                                                                                   Percent of
                                                                                   Outstanding
                                                                                Voting Securities
                                                                                   Owned as of
Subsidiaries of Registrant                                                       January 1, 2000
--------------------------                                                      -----------------
Castle & Cooke Worldwide Limited (cont'd.)

                                    Union de Bananeros Ecuatorianos S.A.                 50%
                                              (Ecuador)

                  Singletree Corp.                                                      100%
                           (Panama)

                  Saba Trading Holding AB                                               100%
                           (Sweden)

                           Saba Trading AB                                               60%
                                    (Sweden)

Dole Fresh Vegetables, Inc.                                                             100%
         (California)

         Bud Antle, Inc.                                                                100%
                  (California)

Dole Japan, Ltd.                                                                        100%
         (Japan)

Dole Philippines, Inc.                                                                   99%
         (Republic of the Philippines)

S & J Ranch, Inc.                                                                       100%
         (California)

         Dole Orland, Inc.                                                              100%
                  (California)

                  Dole Dried Fruit and Nut Company,                                      10%
                  a California general partnership


                                                                                   Percent of
                                                                                   Outstanding
                                                                                Voting Securities
                                                                                   Owned as of
Subsidiaries of Registrant                                                       January 1, 2000
--------------------------                                                      -----------------
M K Development, Inc.                                                                   100%
         (Hawaii)

         Dole Dried Fruit and Nut Company,
                  a California general partnership                                       90%

La Petite d'Agen, Inc.                                                                  100%
         (Hawaii)

         Cerulean, Inc.                                                                  61%
                  (Hawaii)

Blue Anthurium, Inc.                                                                    100%
         (Hawaii)

         Cerulean, Inc.                                                                  39%
                  (Hawaii)


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